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                                                                 EXHIBIT 10.1(a)

                             AMENDED AND RESTATED
                         INFONET SERVICES CORPORATION
                            1998 STOCK OPTION PLAN
                            ----------------------

                (Amended and restated as of November 21, 2000)

          1.  Purposes.  The purposes of this Amended and Restated Infonet
              --------
Services Corporation 1998 Stock Option Plan are:

          (a) To further the growth, development and success of the Company and its Affiliates by enabling the executive and other employees and directors of, and consultants to, the Company and its Affiliates to acquire a continuing equity interest in the Company, thereby increasing their personal interests in such growth, development and success and motivating such employees, directors and consultants to exert their best efforts on behalf of the Company and its Affiliates; and
          (b) To maintain the ability of the Company and its Affiliates to attract and retain employees, directors and consultants of outstanding ability by offering them an opportunity to acquire a continuing equity interest in the Company and its Affiliates which will reflect the growth, development and success of the Company and its Affiliates.

          Toward these objectives, the Committee may grant Options to such employees, directors and consultants, all pursuant to the terms and conditions of the Plan.

          2.  Definitions.  As used in the Plan, the following capitalized terms
              -----------
shall have the meanings set forth below:

          (a) "Affiliate" - other than the Company, any organization, regardless of legal form, (a) in which the Company owns a substantial equity or profits interest or over which the Company has the right to exercise significant management control or influence and (b) which is designated in writing by the Committee as an Affiliate for purposes of the Plan.

          (b) "Agreement" - a stock option award agreement evidencing an Option.

          (c) "Board" - the Board of Directors of the Company.

          (d) "Code" - the Internal Revenue Code of 1986, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

          (e) "Committee" - the President of the Company and the members of the Compensation Committee of the Board, or such other committee as may be established by the Board to administer the Plan.

          (f) "Company" - Infonet Services Corporation, a Delaware corporation, or any successor entity.
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          (g) "Exchange Act" - shall mean the Securities Exchange Act of 1934, as amended.

          (h) "Fair Market Value" of a share of Stock as of a given date means the closing sales price per share of the Stock (or the closing bid price, if no such sales were reported) on the New York Stock Exchange, or such other established stock exchange or national market system on which the Stock is listed or traded, as reported in The Wall Street Journal (or, if not so reported, in such other nationally recognized reporting source as the Committee shall select) for the last day on which national stock exchanges are open for trading prior to such date. In the event that the foregoing valuation method is not practicable, the Fair Market Value of a share of Stock as of a given date shall be determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of such date, subject to Section 422(c)(7) of the Code.

          (i) "Family Member" - an Optionee's stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother in law, father in law, son in law, daughter in law, brother in law or sister in law, including adoptive relationships, any person sharing the Optionee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) owns more than fifty percent of the voting interest.

          (i) "ISO" or "Incentive Stock Option" - an option to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6 and which conforms to the applicable provisions of Section 422 of the Code.

          (j) "Notice" - written notice actually received by the Company at its executive offices on the day of such receipt, if received on or before 1:30 p.m., on a day when the Company's executive offices are open for business, or, if received after such time, such notice shall be deemed received on the next such day, which notice may be sent by facsimile to the Company or sent by certified or registered mail or overnight courier, prepaid, addressed to the Company at 2160 East Grand Avenue, El Segundo, California 90245, Facsimile:
(310) 335-2876,  Attention:  General Counsel.

          (k) "Option" - an option to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section
6.  Options may be either ISOs or stock options other than ISOs.

          (l) "Optionee"- an individual who is eligible, pursuant to Section 5, and who has been selected, pursuant to Section 3(c), to participate in the Plan, and who has been granted an Option under the Plan in accordance with the terms and conditions set forth in Section 6.

          (n) "Permitted Transferee" - a Family Member who receives an Option from an Optionee as a gift not for value or a person or entity to whom an Option is transferred by an Optionee in a Permitted Transfer for Value.

          (o) "Permitted Transfer for Value" - any transfer for value of an Option (i) under a domestic relations order in a settlement of marital property rights, or (ii) to an entity in

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which more than fifty percent of the voting interests are owned by Family
Members (or the Optionee) in exchange for an interest in that entity.

          (m) "Plan" - this Amended and Restated Infonet Services Corporation 1998 Stock Option Plan.

          (n) "Publicly Traded" - means that a class of stock (or equity interest) is required to be registered under Section 12 of the Exchange Act or that stock (or equity interest) of that class has been sold within the preceding twelve months in an underwritten public offering.

          (o) "Securities Act" - the Securities Act of 1933, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

          (p) "Stock" - shares of the Class B common stock, $.01 par value per share of the Company or the common stock of any successor to the Company, which is designated for purposes of the Plan.

          (q) "Subsidiary" - any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in Section 424(f) of the Code.

          3.  Administration of the Plan.  (a)   The Committee shall have
              --------------------------
exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to matters which under any applicable law, regulation or rule, are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

              (b) The Committee shall be appointed from time to time by the Board and the Committee shall consist of not less than two (2) members. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.

              (c) The Committee shall have full authority to grant, pursuant to the terms of the Plan, Options to those individuals who are eligible to receive Options under the Plan. In particular, the Committee shall have discretionary authority to, in accordance with the terms of the Plan: to determine eligibility for participation in the Plan; select, from time to time, from among those eligible, the employees, directors and consultants to whom Options shall be granted under the Plan, which selection may be based upon information furnished to the Committee by the Company's management; determine whether an Option shall take the form of an ISO or Option other than an ISO; determine the number of shares of Stock to be included in any Option or to which any Option shall otherwise relate and the periods for which Options will be outstanding; establish and administer any terms, conditions, performance goals, performance targets, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of

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or relating to any Options; to the extent permitted under the applicable
Agreement, grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Option, or accelerate the vesting or exercisability of any Option; amend or adjust the terms and conditions of any outstanding Option and/or adjust the number and/or class of shares of Stock subject to any outstanding Option; at any time and from time to time after the granting of an Option, specify such additional terms, conditions and restrictions with respect to any such Option as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws, regarding an Optionee's exercise of Options by tendering shares of Stock or under a "cashless exercise" program established by the Committee, and methods of withholding or providing for the payment of required taxes; offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Optionee at the time such offer is made; and, to the extent permitted under the applicable Agreement, permit the transfer of an Option or the exercise of an Option by one other than the Optionee who received the grant of such Option (other than any such a transfer or exercise which would cause any ISO to fail to qualify as an "incentive stock option" under Section 422 of the Code).

              (d) The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or paragraph (a) of this Section 3, and in addition to the powers otherwise expressly designated to the Committee in the Plan, the Committee shall have the exclusive right and discretionary authority to interpret the Plan and the Agreements; construe any ambiguous provision of the Plan and/or the Agreements and decide all questions concerning eligibility for and the amount of Options granted under the Plan. The Committee may establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan and may correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Agreement or any other instrument relating to any Options. The Committee shall have the authority to adopt such procedures and subplans and grant Options on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Committee with respect to the Plan and any Agreement shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or any Agreement.

              (e) Each Option shall be evidenced by an Agreement, which shall be executed by the Company and the Optionee to whom such Option has been granted, unless the Agreement provides otherwise; however, two or more Options to a single Optionee may be combined in a single Agreement. An Agreement shall not be a precondition to the granting of an Option; however, no person shall have any rights under any Option unless and until the Optionee to whom the Option shall have been granted (i) shall have executed and delivered to the Company an Agreement or other instrument evidencing the Option, unless such Agreement

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provides otherwise, and (ii) has otherwise complied with the applicable terms and conditions of the Option. The Committee shall prescribe the form of all Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Agreements. Any Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.

              (f) A majority of the members of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee in attendance at a meeting at which a quorum is present, or actions by a written instrument signed by all members of the Committee, shall be the actions of the Committee.

              (g) The Committee may consult with counsel who may be counsel to the Company. The Committee may employ such other attorneys or consultants, accountants, appraisers, brokers or other persons as it deems necessary or appropriate. In accordance with Section 12, the Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or such other persons.

              (h) In serving on the Committee, the members thereof shall be entitled to indemnification as directors of the Company, and to any limitation of liability and reimbursement as directors with respect to their services as members of the Committee.

              (i) Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this
Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; provided, however, the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this paragraph (i) of Section 3 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

          4.  Shares of Stock Subject to the Plan.  (a)  The shares of stock
              -----------------------------------
subject to Options granted under the Plan shall be shares of Stock. Such shares of Stock subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. The total number of shares of Stock that may be delivered pursuant to Options granted under the Plan is 8,970,000.

              (b) Notwithstanding any of the foregoing limitations set forth in this Section 4, the numbers of shares of Stock specified in this Section 4 shall be adjusted as provided in Section 10.

              (c) Any shares of Stock subject to an Option which for any reason expires or is terminated without having been fully exercised may again be granted pursuant to an Option under the Plan, subject to the limitations of this
Section 4.

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              (d) Any shares of Stock delivered under the Plan in assumption or substitution of outstanding stock options, or obligations to grant future stock options, under plans or arrangements of an entity other than the Company or an Affiliate in connection with the Company or an Affiliate acquiring such another entity, or an interest in such an entity, or a transaction otherwise described in Section 6(i), shall not reduce the maximum number of shares of Stock available for delivery under the Plan.

              (e) While the Stock is not Publicly Traded, an Optionee may not sell, transfer, pledge, assign or otherwise alienate or hypothecate, any share of Stock delivered under the Plan without the prior written consent of the Committee, which consent may be granted or withheld at the Committee's sole discretion.

          5.  Eligibility.  Executives and other employees, including officers,
              -----------
of the Company and the Affiliates, directors (whether or not also employees) of the Company or any Affiliate; and consultants to the Company and the Affiliates, shall be eligible to become Optionees and receive Options in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6(g).

          6.  Terms and Conditions of Stock Options.  All Options to purchase
              -------------------------------------
Stock granted under the Plan shall be either ISOs or Options other than ISOs.
To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate Option other than an Incentive Stock Option. Each Option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Agreement. Options need not be uniform as to all grants and recipients thereof.

          (a) The option exercise price per share of shares of Stock subject to each Option shall be determined by the Committee and stated in the Agreement; provided, however, that, subject to paragraphs (g)(C) and/or (i) of this Section 6, if applicable, such price applicable to any ISO shall not be less than 100% of the Fair Market Value of a share of Stock at the time that the Option is granted.

          (b) Each Option shall be exercisable in whole or in such installments, at such times and under such conditions, subject to Section 14, as may be determined by the Committee in its discretion and stated in the Agreement, and, in any event, over a period of time ending not later than ten (10) years from the date such Option was granted, subject to paragraph (g)(C) of this Section 6.

          (c) Each Option may be exercised by giving Notice to the Company specifying the number of shares of Stock to be purchased, which shall be accompanied by payment in full including applicable taxes, if any, in accordance with Section 9. Payment shall be in any manner permitted by applicable law and prescribed by the Committee, in its discretion, and set forth in the Agreement, including, in the Committee's discretion, and subject to such terms, conditions and limitations as the Committee may prescribe,

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     payment in accordance with a "cashless exercise" program established by the
     Committee and/or in Stock owned by the Optionee or by the Optionee and his or her spouse jointly.

          (d) No Optionee or other person shall become the beneficial owner of any shares of Stock subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such shares until he or she has exercised his or her Option in accordance with the provisions of the Plan and the applicable Agreement.

          (e) An Option may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date of such exercise, the Optionee was an employee, director or consultant of the Company or an Affiliate. Notwithstanding the preceding sentence, the Committee may determine in its discretion that an Option may be exercised prior to expiration of such Option following termination of such continuous employment, directorship or consultancy, whether or not exercisable at such time, to the extent provided in the applicable Agreement.

          (f) Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

          (g) (A) Each Agreement relating to an Option shall state whether such Option will or will not be treated as an ISO. No ISO shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an employee of the Company or any of its Subsidiaries on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an "incentive stock option" under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under
     Section 422 of the Code.

              (B) Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan or any other "incentive stock option" plans of the Company and any Subsidiary, are exercisable for the first time by any Optionee during any calendar year with respect to Stock having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Stock is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

              (C) No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary. This restriction does not

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     apply if at the time such ISO is granted the Option exercise price per share of Stock subject to the Option is at least 110% of the Fair Market Value of a share of Stock on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five (5) years from such date of grant.

          (h) An Option and any shares of Stock received upon the exercise of an Option shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and which are specified in the Agreement and may be referred to on the certificates evidencing such shares of Stock. The Committee may require an Optionee to give prompt Notice to the Company concerning any disposition of shares of Stock received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Optionee or (ii) one (1) year from the transfer of such shares of Stock to such Optionee or (iii) such other period as the Committee may from time to time determine. The Committee may direct that an Optionee with respect to an ISO undertake in the applicable Agreement to give such notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Stock acquired by exercise of an ISO refer to such requirement to give such notice.

          (i) In the event that a transaction described in Section 424(a) of the Code involving the Company or a Subsidiary is consummated, such as the acquisition of property or stock from an unrelated corporation, individuals who become eligible to participate in the Plan in connection with such transaction, as determined by the Committee, may be granted Options in substitution for stock options granted by another corporation that is a party to such transaction. If such substitute Options are granted, the Committee, in its discretion and consistent with Section 424(a) of the Code, if applicable, and the terms of the Plan, though notwithstanding paragraph (a) of this Section 6, shall determine the option exercise price and other terms and conditions of such substitute Options.

          7.  Transfer, Leave of Absence.  For purposes of the Plan, a transfer
              --------------------------
of an employee from the Company to an Affiliate, or vice versa, or from one Affiliate to another, and a leave of absence, duly authorized in writing by the Company or an Affiliate, shall not be deemed a termination of employment of the employee.

          8.  Rights of Employees and Other Persons.  (a)  No person shall have
              -------------------------------------
any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable Agreement.

              (b) Nothing contained in the Plan or in any Agreement shall be deemed to (i) give any employee or director the right to be retained in the service of the Company or any Affiliate nor restrict in any way the right of the Company or any Affiliate to terminate any employee's employment or any director's directorship at any time with or without cause or (ii) confer on any consultant any right of continued relationship with the Company or any Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate its relationship with such consultant.

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              (c) The adoption of the Plan shall not be deemed to give any employee of the Company or any Affiliate or any other person any right to be selected to participate in the Plan or to be granted an Option.

              (d) Nothing contained in the Plan or in any Agreement shall be deemed to give any employee the right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or any Affiliate, nor be construed as limiting in any way the right of the Company or any Affiliate to determine, in its sole discretion, whether or not it shall pay any employee bonuses, and, if so paid, the amount thereof and the manner of such payment.

          9.  Tax Withholding Obligations.   (a) The Company and/or any
              ---------------------------
Affiliate are authorized to take whatever actions are necessary and proper to satisfy all obligations of Optionees (including, for purposes of this Section 9, any other person entitled to exercise an Option pursuant to the Plan or an Agreement) for the payment of all Federal, state, local and foreign taxes in connection with any Options (including, but not limited to, actions pursuant to the following paragraph (b) of this Section 9).

              (b) Each Optionee shall (and in no event shall Stock be delivered to such Optionee with respect to an Option until), no later than the date as of which the value of the Option first becomes includible in the gross income of the Optionee for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock subject to such Option, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit the Optionee to (i) elect withholding by the Company of Stock otherwise deliverable to such Optionee pursuant to such Option (provided, however, that the amount of any Stock so withheld shall not exceed the minimum required withholding obligation taking into account the Optionee's effective tax rate and all applicable Federal, state, local and foreign taxes) and/or (ii) tender to the Company Stock owned by such Optionee (or by such Optionee and his or her spouse jointly) and acquired more than six (6) months prior to such tender in full or partial satisfaction of such tax obligations, based, in each case, on the Fair Market Value of the Stock on the payment date as determined by the Committee.

          10.  Changes in Capital.   (a) The existence of the Plan and the
               ------------------
Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or an Affiliate, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

               (b)(i) Upon changes in the outstanding Stock by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock, separation, or reorganization, or in the event of an extraordinary dividend, "spin-off," liquidation, other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, or any similar change affecting the Company's capital structure the aggregate number, class and kind of shares of stock available under the Plan as to which Options may be granted and the number, class and kind of shares under each outstanding Option, the option price per share and/or the vesting or exercise schedule applicable to any such Options shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Options or otherwise necessary to reflect any such change.

                    (ii) Except as set forth in the Agreement, fractional shares of Stock resulting from any adjustment in Options pursuant to this subsection 10(b) shall be aggregated until, and eliminated at, the time of exercise of the affected Options. Notice of any adjustment shall be given by the Committee to each Optionee whose Option has been adjusted and such adjustment (whether or not such Notice is given) shall be effective and binding for all purposes of the Plan.

          (c) In the event of (i) a stock sale, merger, consolidation, combination, reorganization or other transaction (other than through a public offering of common stock of the Company) resulting in less than fifty percent (50%) of the combined voting power of the surviving or resulting entity being owned by the shareholders of the Company immediately prior to such transaction,
(ii) the liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets or business of the Company (other than, in the case of either clause (i) or (ii) above, in connection with any employee benefit plan of the Company or a Subsidiary), or (iii) a public offering of the Stock (or any class of the Company's stock into which the Stock may be converted upon any public offering) pursuant to a registration statement declared effective under the Securities Act:

               (1) In its discretion and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by a resolution adopted prior to the occurrence of such event, that any outstanding Option shall be accelerated and become immediately exercisable as to all or a portion of the shares of Stock covered thereby, notwithstanding anything to the contrary in the Plan or the Agreement.

               (2) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of such event, that any outstanding Option shall be adjusted by substituting for Stock subject to such Option stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction whether or not such stock or other securities are publicly traded, in which event the aggregate exercise price (as applicable) shall remain the same and the amount of shares or other securities subject to the Option shall be the amount of shares or other securities which could have been purchased on the closing date or expiration date of such transaction with the proceeds which would have been received by the Optionee if the Option had been exercised in full (or with respect to a portion of such Option, as determined by the Committee, in its discretion) prior to such transaction or expiration date and the Optionee exchanged all of such shares in the transaction.

               (3) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of such event, any outstanding Option shall, in each case, be converted into a right to receive cash following the closing date or expiration date of the transaction in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Stock, or, if higher, the highest Fair Market Value of the Stock during the 30 consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per share exercise price of such Option, multiplied by the number of shares of Stock subject to such Option, or a portion thereof.

               (4) The Committee may, in its discretion, provide that an Option cannot be exercised after such an event, to the extent that such Option becomes subject to any acceleration, adjustment or conversion in accordance with the foregoing paragraphs (1), (2) or (3) of this subsection 10(c).

No Optionee shall have any right to prevent the consummation of any of the foregoing acts affecting the number of shares of Stock available to such Optionee. Any actions or determinations of the Committee under this Subsection 10(c) need not be uniform as to all outstanding Options, nor treat all Optionees identically. Notwithstanding the foregoing adjustments, in no event may any Option be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Section 10 shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a "modification" (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

          11.  Miscellaneous Provisions.   (a)  The Plan shall be unfunded.  The
               ------------------------
Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares of Stock or the payment of cash upon exercise or payment of any Option. Proceeds from the sale of shares of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company. The expenses of the Plan shall be borne by the Company.

               (b) Except as otherwise provided by this Section 11(b), or by the Committee, an Option shall by its terms be personal and may not be sold, pledged, assigned, transferred, encumbered or otherwise alienated or hypothecated in any manner other than by will or the laws of descent and distribution or, in the case of Options other than ISOS, to a Permitted Transferee. During the lifetime of an Optionee, only he or a Permitted Transferee may exercise an Option, or any portion thereof, granted to him under the Plan. An Agreement may permit the exercise and payment of an Option after an Optionee's death by or to the beneficiary most recently named by such Optionee in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Optionee by will or by the laws of descent and distribution. In the event any Optionee is exercised by, or to be paid to, the executors, administrators, heirs or distributees of the estate of a deceased Optionee, or such an Optionee's beneficiary, or the transferee of an Option, in any such case pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Stock, or make any payment, thereunder unless and until the Committee is satisfied that the person or persons exercising such Optionee, or to receive such payment, is the duly appointed legal representative of the deceased Optionee' estate or the proper legatee or distributee thereof or the named beneficiary of such Optionee, or the valid transferee of such Optionee, as applicable.

                  (i) An Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee to any person or entity, other than the original Optionee's Family Members

                  (ii) Any Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Option as applicable to the original holder.

                  (iii) The Optionee and the Permitted Transferee shall execute any and all documents reasonably requested by the Committee, including without limitation documents to (i) confirm the status of the transferee as a Permitted Transferee, (ii) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (iii) evidence the transfer.

                  (iv) Shares of Stock acquired by a Permitted Transferee through exercise of an Option may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Common Stock for any purpose, unless a registration statement under the Securities Act of 1933, as amended, and any applicable state securities act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company.

               (c)(i) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no Option may be exercised in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

                  (ii) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Stock pursuant to an Option is or may be in the circumstances unlawful under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Stock or Options, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                  (iii) Upon termination of any period of suspension under this subsection 11(c), any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to the shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Option.

               (d) The Committee may require each person receiving Stock in connection with any Option under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Stock for investment without a view to the distribution thereof. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Stock purchasable or otherwise receivable by any person under any Option as it deems appropriate. Any such restrictions shall be set forth in the applicable Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

               (e) The Committee may, in its discretion, extend one or more loans to Optionees who are key employees, directors or consultants of the Company or an Affiliate in connection with the exercise or receipt of an Option granted to any such individuals. The terms and conditions of any such loan shall be set by the
Committee.

               (f) By accepting any benefit under the Plan, each Optionee and each person claiming under or through such Optionee shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

               (g) Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their employees or consultants or directors, or grant or assume options or other rights otherwise than under the Plan.

               (h) The Plan shall be governed by and construed in accordance with the laws of California, without regard to such state's choice of law provisions, except as superseded by applicable Federal law.

               (i) The words "Section" and "paragraph" shall refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan or any Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

               (j) The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Stock pursuant to any Options granted hereunder.

          12.  Limits of Liability.   (a)  Any liability of the Company or an
               -------------------
Affiliate to any Optionee with respect to any Option shall be based solely upon contractual obligations created by the Plan and the Agreement.

               (b) Neither the Company nor an Affiliate nor any member of the Committee or the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

          13.  Amendments and Termination.  The Board may, at any time and with
               --------------------------
or without prior notice, amend, alter, suspend, or terminate the Plan, retroactively or otherwise; provided, however, unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension, or termination shall be made which would impair the previously accrued rights of any holder of an Option theretofore granted without his or her written consent, or which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) with regard to ISOs, any requirements under the Code relating to ISOs or (ii) any applicable law, regulation or rule), would:

          (a) except as is provided in Section 10, increase the maximum number of shares of Stock which may be sold or awarded under the Plan;

          (b) except as is provided in Section 10, decrease the minimum option exercise price requirements of Section 6(a);

          (c) change the class of persons eligible to receive Options under the Plan; or

          (d) extend the duration of the Plan or the period during which Options may be exercised under Section 6(b).

          The Committee may amend the terms of any Option theretofore granted, including any Agreement, retroactively or prospectively, but no such amendment shall impair the previously accrued rights of any Optionee without his or her written consent.

          14.  Duration.  Having been duly adopted by the Board of Directors and
               --------
subsequently approved and adopted by the stockholders of the Company, the Plan is effective as of October 20, 1998. The Plan shall terminate upon the earliest to occur of:

          (a) the effective date of a resolution adopted by the Board terminating the Plan;

          (b) the date all shares of Stock subject to the Plan are delivered pursuant to the Plan's provisions; or

          (c)  October 20, 2008.

No Option may be granted under the Plan after the earliest to occur of the events or dates described in the foregoing paragraphs (a) through (c) of this
Section 14; however, Options theretofore granted may extend beyond such date.

          No such termination of the Plan shall affect the previously accrued rights of any Optionee hereunder and all Options previously granted hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan or the Agreement.